As filed with the Securities and Exchange Commission on June 10, 2013

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ATLAS RESOURCE PARTNERS, L.P.

ATLAS RESOURCE FINANCE CORPORATION

and Other Registrants*

(see additional registrants below)

(Exact name of registrant as specified in its charter)

Delaware	45-3591625
Delaware	90-0812516
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(800) 251-0171

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

Edward E. Cohen

Atlas Resource Partners GP, LLC

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(800) 251-0171

(Address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of communications to:

J. Baur Whittlesey, Esq.

Mark E. Rosenstein, Esq.

Ledgewood

1900 Market Street, Suite 750

Philadelphia, PA 19103

(215) 731-9450

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒ File No. 333-180477

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐

Indicate by check mark whether the registrant is a large accelerated filter, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee
Common Units	$58,652,437(1)	—	$58,652,437(2)	$8,000.20

(1)	The Registrant previously registered common units, preferred units, subordinated units, warrants, debt securities and guarantees with an aggregate offering price of $500,000,000 on a registration statement on Form S-3 (File No. 333-180477) (the “Prior Registration Statement”), which was declared effective April 13, 2012. In accordance with Rule 462(b) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) an additional amount of common units having a proposed maximum aggregate offering price of $58,652,437 is hereby registered, representing no more than 20% of the maximum aggregate offering price of securities available for issuance under the Prior Registration Statement. In no event will the maximum aggregate offering price of all securities issued pursuant to this Registration Statement and the Prior Registration Statement exceed those registered under such registration statements.
(2)	Calculated in accordance with Rule 457(o) under the Securities Act. Represents the registration fee only for the additional amount of securities being registered hereby. The Registrant previously registered securities pursuant to the Prior Registration Statement for which a fee of $57,300 was paid.
*	The companies listed on the next page in the Table of Additional Registrant Guarantors are also included in this Registration Statement as additional Registrants.

This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act.

EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act to register an additional $58,652,437 of common units of Atlas Resource Partners, L.P. This Registration Statement relates to the Registration Statement on Form S-3 (Reg. No. 333-180477) filed by Atlas Resource Partners, L.P., Atlas Resource Finance Corporation and the other registrants listed in the Table of Additional Guarantors below with the Securities and Exchange Commission, declared effective on April 13, 2012 (the “Prior Registration Statement”). The contents of the Prior Registration Statement are incorporated herein by reference.

*TABLE OF ADDITIONAL REGISTRANT GUARANTORS

The following are additional registrants that may guarantee the debt securities registered by the Prior Registration Statement:

Exact name of registrant guarantor as specified in its charter(1)	State or other jurisdiction of incorporation or organization	IRS Employer Identification Number
Atlas Energy Holdings Operating Company, LLC	Delaware	27-4735285
Atlas Resources, LLC	Pennsylvania	20-4822875
Viking Resources, LLC	Pennsylvania	20-5365124
Resource Energy, LLC	Delaware	20-5365174
Atlas Noble, LLC	Delaware	20-5365139
REI-NY, LLC	Delaware	20-5365147
Atlas Energy Indiana, LLC	Indiana	26-3210546
Atlas Energy Tennessee, LLC	Pennsylvania	26-2770794
Atlas Energy Ohio, LLC	Ohio	20-5365198
Atlas Energy Colorado, LLC	Colorado	45-2120015
Resource Well Services, LLC	Delaware	20-5365162
ARP Barnett, LLC	Delaware	90-0812567

(1)	The address, including zip code, and telephone number, including area code, of the principal executive offices and the agent for service of each of the co-registrants named above are the same as those of Atlas Resource Partners, L.P.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

All exhibits filed with or incorporated by reference in the Prior Registration Statement are incorporated herein by reference and shall be deemed to be part of this Registration Statement, except for the following, which are filed herewith:

(a)	Exhibits

5.1	Opinion of Ledgewood, P.C. as to the legality of the securities being registered

23.1	Consent of Grant Thornton LLP

23.2	Consent of Grant Thornton LLP

23.3	Consent of Grant Thornton LLP

23.4	Consent of KPMG LLP

23.5	Consent of Wright and Company, Inc.

23.6	Consent of Rylander, Clay & Opitz LLP

23.7	Consent of Ledgewood (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on June 10, 2013.

ATLAS RESOURCE PARTNERS, L.P.

By:	ATLAS RESOURCE PARTNERS GP, LLC, its general partner

By:	/s/ Sean P. McGrath
Sean P. McGrath Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on June 10, 2013.

Signature	Title at Atlas Resource Partners GP, LLC

*	Chairman and Chief Executive Officer (principal executive officer)
Edward E. Cohen

*	Vice Chairman
Jonathan Z. Cohen

*	President, Chief Operating Officer and Director
Matthew A. Jones

*	Chief Financial Officer (principal financial officer)
Sean P. McGrath

*	Chief Accounting Officer (principal accounting officer)
Jeffrey M. Slotterback

*	Director
Anthony Coniglio

*	Director
DeAnn Craig

*	Director
Jeffrey C. Key

*	Director
Bruce Wolf

*By:	/s/ Sean McGrath
Sean McGrath
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on June 10, 2013.

ATLAS RESOURCE FINANCE CORPORATION

By:	/s/ Sean P. McGrath
Sean P. McGrath Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on June 10, 2013.

Signature	Title

*	Chair of the Board
Jonathan Z. Cohen

*	Senior Vice President and Director
Matthew A. Jones

*	Chief Executive Officer and President (principal executive officer)
Edward E. Cohen

*	Chief Financial Officer and Director (principal financial officer and principal accounting officer)
Sean P. McGrath

*By:	/s/ Sean McGrath
Sean McGrath
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on June 10, 2013.

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

ATLAS RESOURCES, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

VIKING RESOURCES, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

RESOURCE ENERGY, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

ATLAS NOBLE, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

REI-NY, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

ATLAS ENERGY INDIANA, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

ATLAS ENERGY TENNESSEE, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

ATLAS ENERGY OHIO, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

ATLAS ENERGY COLORADO, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

RESOURCE WELL SERVICES, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

ARP BARNETT, LLC

By:	Atlas Energy Holdings Operating Company, LLC, its sole member

By:	Atlas Resource Partners, L.P., its sole member

By:	Atlas Resource Partners GP, LLC, its general partner

By:	/s/ Sean P. McGrath
Sean P. McGrath Chief Financial Officer

*By:	/s/ Sean McGrath
Sean McGrath
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on June 10, 2013.

Signature	Title at Atlas Resource Partners GP, LLC

*	Chairman and Chief Executive Officer (principal executive officer)
Edward E. Cohen

*	Vice Chairman
Jonathan Z. Cohen

*	President, Chief Operating Officer and Director
Matthew A. Jones

*	Chief Financial Officer (principal financial officer)
Sean P. McGrath

*	Chief Accounting Officer (principal accounting officer)
Jeffrey M. Slotterback

*	Director
Anthony Coniglio

*	Director
DeAnn Craig

*	Director
Jeffrey C. Key

*	Director
Bruce Wolf

*By:	/s/ Sean McGrath
Sean McGrath
Attorney-in-Fact